Exhibit 99.1
Doximity Announces Fiscal 2025 Third Quarter Financial Results
Total revenues of $168.6 million, up 25% year-over-year
Net income growth of 57% and adjusted EBITDA growth of 39% year-over-year

SAN FRANCISCO, Calif., February 6, 2025 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2025 third quarter ended December 31, 2024.
“We’re proud to deliver another quarter of record engagement in Q3, with over 610,000 unique providers using our clinical workflow tools,” said Jeff Tangney, co-founder and CEO of Doximity. “Our AI tools grew the fastest last quarter, up 60% over the prior quarter, while our newsfeed surpassed more than one million unique providers.”
Fiscal 2025 Third Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2023.
•Revenue: Revenue of $168.6 million, versus $135.3 million, an increase of 25% year-over-year.
•Net income and non-GAAP net income: Net income of $75.2 million, versus $48.0 million, representing a margin of 44.6%, versus 35.4%. Non-GAAP net income of $91.4 million, versus $58.5 million, representing a margin of 54.2%, versus 43.2%.
•Adjusted EBITDA: Adjusted EBITDA of $102.0 million, versus $73.3 million, an increase of 39% year-over-year, representing adjusted EBITDA margins of 60.5%, versus 54.2%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.37, versus $0.24, while non-GAAP diluted net income per share was $0.45, versus $0.29.
•Operating cash flow and free cash flow: Operating cash flow of $65.2 million, versus $50.1 million, an increase of 30% year-over-year, and free cash flow of $63.4 million, versus $48.7 million, an increase of 30% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal fourth quarter ending March 31, 2025 as follows:
•Revenue between $132.5 million and $133.5 million.
•Adjusted EBITDA between $62.5 million and $63.5 million.
Doximity is updating guidance for its fiscal year ending March 31, 2025 as follows:
•Revenue between $564.6 million and $565.6 million.
•Adjusted EBITDA between $306.6 million and $307.6 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors”in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2024	March 31, 2024
Assets
Current assets:
Cash and cash equivalents	$165,270	$96,785
Marketable securities	679,670	666,115
Accounts receivable, net	137,504	101,332
Prepaid expenses and other current assets	30,259	48,709
Total current assets	1,012,703	912,941
Property and equipment, net	13,477	12,318
Deferred income tax assets	43,079	45,068
Operating lease right-of-use assets	9,332	12,332
Intangible assets, net	24,134	27,317
Goodwill	67,940	67,940
Other assets	1,492	1,458
Total assets	$1,172,157	$1,079,374
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,636	$2,253
Accrued expenses and other current liabilities	42,793	43,703
Deferred revenue, current	69,197	99,145
Operating lease liabilities, current	2,255	2,149
Total current liabilities	115,881	147,250
Deferred revenue, non-current	73	211
Operating lease liabilities, non-current	10,692	12,397
Contingent earn-out consideration liability, non-current	5,498	10,895
Other liabilities, non-current	8,893	7,224
Total liabilities	141,037	177,977
Stockholders' Equity
Preferred stock	—	—
Common stock	188	187
Additional paid-in capital	878,701	823,885
Accumulated other comprehensive income (loss)	1,015	(2,664)
Retained earnings	151,216	79,989
Total stockholders’ equity	1,031,120	901,397
Total liabilities and stockholders’ equity	$1,172,157	$1,079,374

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Revenue	$168,603	$135,284	$432,111	$357,365
Cost of revenue(1)	14,181	12,190	41,407	38,102
Gross profit	154,422	123,094	390,704	319,263
Operating expenses(1):
Research and development	22,421	19,946	68,235	61,835
Sales and marketing	38,491	34,956	108,102	99,612
General and administrative	13,585	9,641	32,943	27,854
Restructuring and impairment charges	—	—	2,304	7,936
Total operating expenses	74,497	64,543	211,584	197,237
Income from operations	79,925	58,551	179,120	122,026
Other income, net	9,915	4,481	26,060	15,223
Income before income taxes	89,840	63,032	205,180	137,249
Provision for income taxes	14,644	15,076	44,453	30,285
Net income	$75,196	$47,956	$160,727	$106,964
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.40	$0.26	$0.86	$0.56
Diluted	$0.37	$0.24	$0.80	$0.52
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,161	186,309	186,344	191,302
Diluted	202,233	200,463	200,625	207,265
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Cost of revenue	$2,818	$2,466	$8,373	$7,205
Research and development	4,471	3,080	14,602	8,874
Sales and marketing	6,487	4,060	19,881	12,752
General and administrative	5,592	2,165	11,470	6,742
Restructuring	—	—	—	3,646
Total stock-based compensation expense	$19,368	$11,771	$54,326	$39,219

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net income	$75,196	$47,956	$160,727	$106,964
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,655	2,509	7,830	7,717
Deferred income taxes	1,992	—	2,196	—
Stock-based compensation, net of amounts capitalized	19,368	11,771	54,326	39,219
Non-cash lease expense	441	522	1,392	1,599
Accretion of discount on marketable securities, net	(3,368)	(1,683)	(8,736)	(3,477)
Amortization of deferred contract costs	1,785	1,548	6,544	6,278
Impairment of long-lived assets	—	—	2,304	—
Other	411	1,500	289	1,627
Changes in operating assets and liabilities:
Accounts receivable	(12,986)	(1,135)	(36,464)	8,509
Prepaid expenses and other assets	1,303	6,523	21,251	(3,981)
Deferred contract costs	(5,853)	(4,477)	(9,069)	(6,925)
Accounts payable, accrued expenses and other liabilities	9,418	10,429	3,872	2,366
Deferred revenue	(24,628)	(24,823)	(30,085)	(38,576)
Operating lease liabilities	(545)	(586)	(1,599)	(1,168)
Net cash provided by operating activities	65,189	50,054	174,778	120,152
Cash flows from investing activities
Purchases of property and equipment	—	(36)	—	(147)
Internal-use software development costs	(1,771)	(1,288)	(5,018)	(4,020)
Purchases of marketable securities	(164,025)	(101,112)	(531,833)	(281,338)
Maturities of marketable securities	99,308	105,418	517,221	318,186
Sales of marketable securities	7,564	37,150	14,805	74,675
Net cash provided by (used in) investing activities	(58,924)	40,132	(4,825)	107,356
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,662	2,540	13,905	9,758
Proceeds from issuance of common stock in connection with the employee stock purchase plan	—	—	1,422	1,494
Taxes paid related to net share settlement of equity awards	(8,107)	(1,248)	(16,329)	(5,332)
Repurchase of common stock	(19,307)	(76,792)	(93,505)	(262,976)
Payment of contingent consideration related to a business combination	—	—	(5,470)	(5,390)
Payment of excise taxes on share repurchases	(1,491)	—	(1,491)	—
Net cash used in financing activities	(25,243)	(75,500)	(101,468)	(262,446)
Net increase (decrease) in cash and cash equivalents	(18,978)	14,686	68,485	(34,938)
Cash and cash equivalents, beginning of period	184,248	108,403	96,785	158,027
Cash and cash equivalents, end of period	$165,270	$123,089	$165,270	$123,089
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$13,829	$8,925	$35,814	$38,363

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and restructuring and impairment charges from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for stock-based compensation expense, change in fair value of contingent earn-out consideration liability, restructuring and impairment charges, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except percentages)
Net income	$75,196	$47,956	$160,727	$106,964
Adjusted to exclude the following:
Stock-based compensation	19,368	11,771	54,326	35,573
Depreciation and amortization	2,655	2,509	7,830	7,717
Provision for income taxes	14,644	15,076	44,453	30,285
Restructuring and impairment charges	—	—	2,304	7,936
Change in fair value of contingent earn-out consideration liability	90	452	513	768
Other income, net	(9,915)	(4,481)	(26,060)	(15,223)
Adjusted EBITDA	$102,038	$73,283	$244,093	$174,020

Revenue	$168,603	$135,284	$432,111	$357,365
Net income margin	44.6%	35.4%	37.2%	29.9%
Adjusted EBITDA margin	60.5%	54.2%	56.5%	48.7%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$65,189	$50,054	$174,778	$120,152
Purchases of property and equipment	—	(36)	—	(147)
Internal-use software development costs	(1,771)	(1,288)	(5,018)	(4,020)
Free cash flow	$63,418	$48,730	$169,760	$115,985
Other cash flow components:
Net cash provided by (used in) investing activities	$(58,924)	$40,132	$(4,825)	$107,356
Net cash used in financing activities	$(25,243)	$(75,500)	$(101,468)	$(262,446)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$14,181	$12,190	$41,407	$38,102
Adjusted to exclude the following:
Stock-based compensation	(2,818)	(2,466)	(8,373)	(7,205)
Amortization of acquired intangibles	—	—	—	(274)
Non-GAAP cost of revenue	$11,363	$9,724	$33,034	$30,623

GAAP gross profit	$154,422	$123,094	$390,704	$319,263
Adjusted to exclude the following:
Stock-based compensation	2,818	2,466	8,373	7,205
Amortization of acquired intangibles	—	—	—	274
Non-GAAP gross profit	$157,240	$125,560	$399,077	$326,742

GAAP gross margin	91.6%	91.0%	90.4%	89.3%
Non-GAAP gross margin	93.3%	92.8%	92.4%	91.4%

GAAP research and development expense	$22,421	$19,946	$68,235	$61,835
Adjusted to exclude the following:
Stock-based compensation	(4,471)	(3,080)	(14,602)	(8,874)
Non-GAAP research and development expense	$17,950	$16,866	$53,633	$52,961

GAAP sales and marketing expense	$38,491	$34,956	$108,102	$99,612
Adjusted to exclude the following:
Stock-based compensation	(6,487)	(4,060)	(19,881)	(12,752)
Amortization of acquired intangibles	(1,061)	(1,061)	(3,183)	(3,183)
Change in fair value of contingent earn-out consideration liability	(90)	(452)	(513)	(768)
Non-GAAP sales and marketing expense	$30,853	$29,383	$84,525	$82,909

GAAP general and administrative expense	$13,585	$9,641	$32,943	$27,854
Adjusted to exclude the following:
Stock-based compensation	(5,592)	(2,165)	(11,470)	(6,742)
Non-GAAP general and administrative expense	$7,993	$7,476	$21,473	$21,112

GAAP operating expense	$74,497	$64,543	$211,584	$197,237
Adjusted to exclude the following:
Stock-based compensation	(16,550)	(9,305)	(45,953)	(28,368)
Amortization of acquired intangibles	(1,061)	(1,061)	(3,183)	(3,183)
Change in fair value of contingent earn-out consideration liability	(90)	(452)	(513)	(768)
Restructuring and impairment charges	—	—	(2,304)	(7,936)
Non-GAAP operating expense	$56,796	$53,725	$159,631	$156,982

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$79,925	$58,551	$179,120	$122,026
Adjusted to exclude the following:
Stock-based compensation	19,368	11,771	54,326	35,573
Amortization of acquired intangibles	1,061	1,061	3,183	3,457
Change in fair value of contingent earn-out consideration liability	90	452	513	768
Restructuring and impairment charges	—	—	2,304	7,936
Non-GAAP operating income	$100,444	$71,835	$239,446	$169,760

GAAP net income	$75,196	$47,956	$160,727	$106,964
Adjusted to exclude the following:
Stock-based compensation	19,368	11,771	54,326	35,573
Amortization of acquired intangibles	1,061	1,061	3,183	3,457
Change in fair value of contingent earn-out consideration liability	90	452	513	768
Restructuring and impairment charges	—	—	2,304	7,936
Income tax effect of non-GAAP adjustments (1)	(4,309)	(2,790)	(12,668)	(10,024)
Non-GAAP net income	$91,406	$58,450	$208,385	$144,674
Non-GAAP net income margin	54.2%	43.2%	48.2%	40.5%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,161	186,309	186,344	191,302
Diluted	202,233	200,463	200,625	207,265

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.49	$0.31	$1.12	$0.76
Diluted	$0.45	$0.29	$1.04	$0.70
(1) For the three and nine months ended December 31, 2024 and 2023, management used an estimated annual effective non-GAAP tax rate of 21.0%.